EXHIBIT 32.2
CERTIFICATION
Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the “Company”), does hereby certify, to such officer’s knowledge, that:
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the Form 10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2008	/s/ Allen F. Grum
Allen F. Grum,
President of Rand Capital Corporation (equivalent of chief executive officer of Rand Capital SBIC, L.P.)

Dated: August 8, 2008	/s/ Daniel P. Penberthy
Daniel P. Penberthy,
Treasurer of Rand Capital Corporation (equivalent of chief financial officer of Rand Capital SBIC, L.P.)